ENVIRONMENTAL REHABILITATION OBLIGATION	12 Months Ended
Dec. 31, 2019
Provision for decommissioning, restoration and rehabilitation costs [abstract]
ENVIRONMENTAL REHABILITATION OBLIGATION

28.    Environmental rehabilitation obligation and other provisions

Significant accounting judgements and estimates

The Group’s mining and exploration activities are subject to various laws and regulations governing the protection of the environment. The Group recognises management’s best estimate for asset retirement obligations in the period in which they are incurred. Actual costs incurred in future periods could differ materially from the estimates. Additionally, future changes to environmental laws and regulations, life of mine estimates and discount rates could affect the carrying amount of this provision.

The provision is calculated using the following assumptions:

	Inflation rate	Discount rate	LOM
2019
SA gold operations	6%	6.69% - 9.99%	1 – 19 years
SA PGM operations	6%	6.69% - 10.09%	1 – 31 years
US PGM operations	2%	2.32% - 2.39%	25 – 37 years
2018
SA gold operations	6%	6.27% - 9.73%	1 – 19 years
SA PGM operations	6%	6.27% -9.81%	1 – 28 years
US PGM operations	2%	2.87% -3.02%	26 – 38 years

Accounting policy

Provisions are recognised when the Group has a present obligation, legal or constructive resulting from past events and it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation.

Long-term environmental obligations are based on the Group’s environmental management plans, in compliance with applicable environmental and regulatory requirements.

The estimated costs of rehabilitation are reviewed annually and adjusted as appropriate for changes in legislation, technology or other circumstances. Cost estimates are not reduced by the potential proceeds from the sale of assets or from plant clean up at closure.

Based on disturbances to date, the net present value of expected rehabilitation cost estimates is recognised and provided for in full in the financial statements. The estimates are reviewed annually and are discounted using a risk-free rate that is adjusted to reflect the current market assessments of the time value of money.

Annual changes in the provision consist of finance costs relating to the change in the present value of the provision and inflationary increases in the provision estimate, as well as changes in estimates. Changes in estimates are capitalised or reversed against the relevant asset or liability to the extent that it meets the definition of dismantling and removing the item and restoring the site on which it is located. Costs that relate to an existing condition caused by past operations and do not have a future economic benefit are recognised in profit or loss. If a decrease in the liability exceeds the carrying amount of the asset, the excess is recognised immediately in profit or loss. The present value of environmental disturbances created are capitalised to mining assets against an increase in the environmental rehabilitation obligation.

Rehabilitation projects undertaken, included in the estimates are charged to the provision as incurred. The cost of ongoing current programmes to prevent and control environmental disturbances is recognised in profit or loss as incurred. The unwinding of the discount due to the passage of time is recognised as finance cost, and the capitalised cost is amortised over the remaining lives of the mines.

Figures in million - SA rand	Note	2019	2018	2017
Balance at beginning of the year		6,294.2	4,678.7	3,982.2
Interest charge	5	578.7	398.8	357.1
Payment of environmental rehabilitation obligation[1]		(34.9)	(32.3)	(26.9)
Change in estimates charged to profit or loss[2]		88.9	(90.4)	248.9
Change in estimates capitalised[2]		105.1	618.8	(177.7)
Environmental rehabilitation obligation on acquisition of subsidiaries	14	1,696.9	672.7	312.1
Foreign currency translation		(14.1)	47.9	(17.0)
Balance at end of the year		8,714.8	6,294.2	4,678.7
Environmental rehabilitation obligation and other provisions consists of:
Environmental rehabilitation obligation		8,597.6	6,176.2	4,678.7
Other provisions		117.2	118.0	-
Environmental rehabilitation obligation and other provisions		8,714.8	6,294.2	4,678.7

[1] The cost of ongoing current programmes to prevent and control environmental disturbances, including reclamation activities, is charged to cost of sales as incurred

[2] Changes in estimates are defined as changes in reserves and corresponding changes in life of mine, changes in discount rates, and changes in laws and regulations governing environmental matters

The Group’s mining operations are required by law to undertake rehabilitation works as part of their ongoing operations. The Group makes contributions into environmental rehabilitation obligation funds (refer note 19) and holds guarantees to fund the estimated costs.

Post closure water management liability

The Group continues to monitor the potential risk of long-term Acid Mine Drainage (AMD) and other groundwater pollution challenges also experienced by peer mining groups. AMD relates to the acidification and contamination of naturally occurring water resources by pyrite-bearing ore contained in underground mines, in rock dumps, tailings dams and pits on the surface. As yet, the Group has not been able to reliably determine the financial impact that AMD and groundwater pollution may have on the Group, nor the timing of possible outflow. The potential for AMD generation and other groundwater impacts how, where and if they will manifest and the associated environmental/closure liability will be determined as part of the Group’s quantification of any post-closure latent and residual environmental impacts using a robust and defendable risk assessment process – this will be a requirement in the proposed amended Financial Provisioning (FP) Regulations that comes into effect in June 2021. As per the recent closure process undertaken at our Cooke Operations, detailed studies to understand the hydrology and hydrogeology were undertaken. These studies further included the modeling of the mined out void, re-watering rate and natural groundwater flow in the dolomite aquifer overlaying the mined-out area. The conclusions from the studies were used to inform a risk assessment and closure strategy to reliably predict water quality impacts as part of long term sustainable closure solution. In addition, in the December 2019 closure liability assessments, the Group makes financial provision of R965.3 million (undiscounted) for what it specifically termed “Post Closure Aspects” – this includes but is not limited to amongst others, post-closure water management aspects such as initial and post-decant surface and groundwater monitoring, wetlands, biomonitoring and aquatics monitoring and care-and-maintenance monitoring.

The Group, has a robust water conservation and demand management, compliance and closure water management strategy that aims to define and sustainably mitigate the potential risk of AMD and groundwater pollution. The Group operates a comprehensive water quality monitoring program, including bio-monitoring, as an early detection of potential AMD and groundwater pollution and has launched an initiative to understand the mining impacts on the various catchments within which the Group operates.